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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549







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                                   FORM 8-K


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                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: July 25, 1996







                                                               I.R.S. Employer
Commission                                     State of        Identification
File Number   Registrant                       Incorporation   Number
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001-11227     Washington Energy Company        Washington      91-1005304
001-11271     Washington Natural Gas Company   Washington      91-1005303



                 815 Mercer Street, Seattle, Washington 98109
            (Address of Registrant's principal executive offices)
      Registrant's telephone number, including area code: (206) 622-6767




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


ITEM 5.  OTHER EVENTS

a) On July 24, 1996, Washington Energy Company, parent company of Washington Natural Gas Company, issued the following press release:

Quarterly earnings up from prior year

     SEATTLE -- Washington Energy Company (NYSE: WEG) reported net income of $84,000 for the period ending June 30, Chairman, CEO and President William
P. Vititoe announced today. The results represent an increase of $5.7 million in net income compared to the same period last year.
     As the company's primary business is distribution of natural gas for heating purposes, the majority of its profits are realized in the fall and winter quarters.
     "These results underscore the improved earnings capability produced by the general rate increase granted to our utility subsidiary in May 1995, as well as our ongoing efficiency programs," Vititoe said. "However, we are not yet where we need to be. We are continuing to focus on improving profitability, primarily through continued efforts to improve operating efficiency," he added.

DETAIL OF QUARTERLY RESULTS
     The increase in quarterly net income resulted primarily from:
1) more normal weather conditions, which increased utility sales of gas for heating purposes. Temperatures averaged 2 percent colder than normal in the current quarter, compared to 25 percent warmer than normal in the same period one year ago. Firm gas sales volumes were up 19 percent compared to a year ago.
2) a general rate increase of $17.7 million (on an annual basis), effective May 1995. The increase added approximately $2 million to quarterly utility operating margin (revenues minus the cost of gas sold).
3) continuing growth in utility customers. The average number of customers served during the quarter rose 4 percent compared to the same period last year.
     Quarterly earnings also benefited from the utility's ongoing program to control costs and improve operating efficiency. These efforts produced savings sufficient to offset normal wage increases and the costs associated with growth. Utility operating and maintenance expense (after excluding consulting and other non-recurring expenses) was maintained at the prior-year level.

12-MONTH RESULTS
      Twelve-month results for the period ending June 30, 1996, showed a net loss of $31.7 million, or $1.31 per share, compared to net income of $6.4 million in the same period one year prior. The results for both periods include significant special charges, which are detailed in the company's 1995 annual report to shareholders. Excluding these special charges, the company's net income for the 1996 period was $17.4 million ($.72 per share), an increase of 142 percent compared to the prior 12-months' earnings of $7.2 million ($.30 per share).
     The improvement in 12-month earnings, after exclusion of special charges, resulted from many of the same factors that contributed to improved quarterly results:
     1)     the general utility rate increase effective May 1995;
     2) more normal weather, which contributed to higher utility gas sales. Weather for the period was 5 percent warmer than normal; however, that represents a significant improvement over the prior 12 months, when weather averaged 14 percent warmer than normal;
     3)     4 percent growth in the number of utility customers served.
     As with the quarterly results, 12-month net income also benefited from the utility's ongoing program to control costs and improve operating efficiency, which offset normal wage increases and the costs associated with growth.

MERGER WITH PUGET SOUND POWER & LIGHT COMPANY
     A definitive agreement to merge Washington Energy Company and its major operating subsidiary, Washington Natural Gas Company, with Puget Sound Power & Light Company (NYSE: PSD) was announced October 18, 1995. The agreement was approved by shareholders of all three companies on March 20, 1996.
     The strategic merger of equals would create a combination utility company to be called Puget Sound Energy, serving more than 848,000 electric and 488,000 gas customers in western Washington state (with approximately 250,000 customers using both forms of energy).
     The merger could be concluded by the end of calendar 1996, subject to, among other conditions, the approval of the Washington Utilities and Transportation Commission.
                                     ###
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
WASHINGTON ENERGY COMPANY
SUMMARY INCOME STATEMENTS AND OTHER FINANCIAL DATA
(Dollars in thousands, except per share amounts)
                                                                     3 Months Ended                    12 Months Ended
                                                                       June 30 (1)                         June 30
                                                              ------------------------------    ------------------------------
                                                                   1996             1995            1996             1995
                                                              -------------    -------------    -------------    -------------

Washington Energy Company

Operating revenues
    Regulated utility sales                                   $     78,695     $     75,122     $    393,309     $    424,793
    Merchandise, conservation products, and other                    5,816            3,744           24,967           22,624

                                                              -------------    -------------    -------------    -------------
      Total operating revenues                                $     84,511     $     78,866     $    418,276     $    447,417

Operating income after income taxes                           $     12,318     $      6,758     $     61,868     $     52,233

Non-utility charges after income taxes                        $        ---     $        ---     $     47,078     $        ---

Preferred dividend requirement - Washington Natural Gas       $     (1,755)    $     (1,755)    $     (7,020)    $     (6,489)

Income (loss) from continuing operations                      $         84     $     (5,624)    $    (31,679)    $      6,969

Discontinued operations, net of income taxes                           ---              ---              ---             (596)

                                                              -------------    -------------    -------------    -------------
Net income (loss)                                             $         84     $     (5,624)    $    (31,679)    $      6,373

Earnings (loss) per common share                              $        ---     $       (.23)    $      (1.31)    $        .27
Dividends per common share                                    $        .25     $        .25     $       1.00     $       1.00

Average common shares outstanding (in thousands)                    24,183           23,950           24,107           23,795
Book value per share                                                                            $       8.66     $      10.90

Capitalization and short-term debt
    Common                                                                                      $    209,721     $    261,696
    Preferred                                                                                         90,000           90,000
    Long-term debt                                                                                   344,920          265,060
    Current portion long-term debt                                                                       140           65,140
    Commercial paper and notes payable                                                               132,325          125,480

                                                                                                =============    =============
       Total capitalization and short-term debt                                                 $    777,106     $    807,376
                                                                                                =============    =============

Net plant                                                                                       $    832,875     $    809,490
                                                                                                =============    =============

Operating income (loss) by business segment
 before income taxes
    Regulated utility sales                                   $     13,483     $      5,403     $     72,409     $     59,159
    Merchandise, conservation products, and other                      109             (735)             103           (1,331)
    Other                                                             (266)            (370)             691              170

                                                              =============    =============    =============    =============
       Total                                                  $     13,326     $      4,298     $     73,203     $     57,998
                                                              =============    =============    =============    =============

(1) Results for the quarter are not indicative of what can be expected for a full year of operations because operating revenues and earnings are greatly affected by variations in weather conditions.



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
WASHINGTON ENERGY COMPANY
SUMMARY INCOME STATEMENTS AND OTHER FINANCIAL DATA (Continued)
(Dollars in thousands)
                                                                 3 Months Ended                    12 Months Ended
                                                                   June 30 (1)                         June 30
                                                          ------------------------------    ------------------------------
                                                               1996             1995             1996             1995
                                                          -------------    -------------    -------------    -------------

Washington Natural Gas Company

Operating revenues
    Firm gas sales                                        $     69,051     $     60,935     $    345,376     $    355,349
    Interruptible gas sales                                      3,892            9,253           25,697           48,443
    Transportation                                               2,980            2,367           11,299           10,924
    Rentals and other                                            2,772            2,567           10,937           10,077

                                                          -------------    -------------    -------------    -------------
       Total operating revenues                           $     78,695     $     75,122     $    393,309     $    424,793

Gross utility margin
    Gas sales less gas purchases                          $     39,548     $     33,951     $    193,353     $    178,974
    Transportation margin                                        2,980            2,367           11,299           10,924
    Rentals and other                                            2,772            2,567           10,937           10,077

                                                          -------------    -------------    -------------    -------------
       Total margin                                       $     45,300     $     38,885     $    215,589     $    199,975

Utility operations & maintenance expense                  $     14,863 (2) $     16,249 (2) $     69,632 (3) $     66,696

Net income (loss)                                         $      3,540     $     (1,900)    $     27,627     $     18,951

Gas volumes (000's of therms)
    Firm gas sales                                             125,547          105,835          646,055          633,716
    Interruptible gas sales                                     10,625           28,653           83,403          140,200
    Transportation                                              59,127           34,652          222,106          144,836

                                                          -------------    -------------    -------------    -------------
       Total gas volumes                                       195,299          169,140          951,564          918,752

Customers served (average)
    Firm gas sales                                             486,714          467,085          477,769          459,460
    Interruptible gas sales                                        989            1,038            1,016            1,036
    Transportation                                                 109               50               94               47

                                                          -------------    -------------    -------------    -------------
       Total customers                                         487,812          468,173          478,879          460,543

    Annual increase in customers                                                                  18,336           21,093

Weather % colder (+) or warmer (-) than normal (in terms
  of degree days)                                                  2 %            -25 %             -5 %            -14 %

Degree days                                                        896              668            4,545            4,116



(1) Results for the quarter are not indicative of what can be expected for a full year of operations because operating revenues and earnings are greatly affected by variations in weather conditions.

(2) Utility operations and maintenance expense for the 3 months ended  June 30, 1995 include consulting and certain non-recurring charges of  $1,655,000.

(3) Utility operations and maintenance expense for the 12 months ended June 30, 1996 and June 30, 1995 include consulting and certain non-recurring charges of $5,685,000 and $3,983,000, respectively.

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SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WASHINGTON ENERGY COMPANY

                              By /s/ James P. Torgerson
                                 James P. Torgerson
                                 Executive Vice President,
                                 Chief Administrative Officer and
                                 Chief Financial Officer; the
                                 Principal Financial Officer

                              WASHINGTON NATURAL GAS COMPANY

                              by /s/ James P. Torgerson
                                 James P. Torgerson
                                 Executive Vice President,
                                 Chief Administrative Officer and
                                 Chief Financial Officer; the
                                 Principal Financial Officer





July 25, 1996